UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class/Trading Symbol	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series A	SF PRA	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF PRB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF PRC	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of the perpetual 4.50% Non-Cumulative Preferred Stock, Series D, par value $1.00 per share, liquidation preference of $25,000 per share (the “Preferred Stock”), by Stifel Financial Corp. (the “Company”) on July 22, 2021, the ability of the Company to declare and pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior to the Preferred Stock will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Preferred Stock for the last preceding dividend period. The terms of the Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2021, the Company filed a Certificate of Designations (the “Certificate of Designations”) to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the designations, preferences, powers and rights of the Preferred Stock.

A copy of the Certificate of Designations is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2021, the Company issued 12,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of Preferred Stock, as provided in the Underwriting Agreement, dated July 15, 2021, among the Company, Keefe, Bruyette & Woods, Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto. The Depositary Shares were registered for offer and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-238118) declared effective by the Securities and Exchange Commission (“SEC”) on May 8, 2020 (the “Registration Statement”). The Depositary Shares were issued pursuant to a Deposit Agreement, dated as of July 22, 2021 (the “Deposit Agreement”), by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, and the holders from time to time of the depositary receipts described therein. A copy of the Deposit Agreement is filed with this Current Report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference. The form of certificate representing the Preferred Stock and the form of depositary receipt representing the Depositary Shares are filed as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

The Company received net proceeds of approximately $290,050,000 after deducting the underwriting discount and estimated offering expenses payable by the Company, and intends to use such proceeds for general corporate purposes, including the redemption of the Company’s outstanding perpetual 6.25% Non-Cumulative Preferred Stock, Series A, $1.00 par value (the “Series A Preferred Stock”), and the depositary shares, each representing a 1/1000th interest in a share of the Series A Preferred Stock. As previously announced on July 21, 2021, the Company will redeem all of its depositary shares relating to the Series A Preferred Stock for a redemption price of $25.00 per depositary share plus accrued and unpaid dividends to, but excluding, the date of redemption, August 20, 2021.

In connection with the offering of the Depositary Shares, the Company is filing this Current Report on Form 8-K to file the following exhibits as exhibits to the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement: (i) the Certificate of Designations (Exhibit 3.1 to this Current Report on Form 8-K), (ii) the Deposit Agreement, dated July 22, 2021, between the Registrant, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary (Exhibit 4.1 to this Current Report on Form 8-K), (iii) the form of certificate representing the Preferred Stock (Exhibit 4.2 to this Current Report on Form 8-K); (iv) the form of depositary receipt representing the Depositary Shares (Exhibit 4.3 to this Current Report on Form 8-K) and (v) the opinion of counsel with respect to the validity of the Depositary Shares and the Preferred Stock (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01 Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of the Company with respect to the Preferred Stock, dated July 21, 2021, filed with the Secretary of State of the State of Delaware and effective July 21, 2021, incorporated by reference to Exhibit 8 to the Company’s Form 8-A filed on July 22, 2021

4.1	Deposit Agreement, dated July 22, 2021, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as Depositary, and the holders from time to time of the depositary receipts described therein, incorporated by reference to Exhibit 9 to the Company’s Form 8-A filed on July 22, 2021

4.2	Form of certificate representing the Preferred Stock, incorporated by reference to Exhibit 10 to the Company’s Form 8-A filed on July 22, 2021

4.3	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 above)

5.1	Opinion of Bryan Cave Leighton Paisner LLP

23.1	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the use of proceeds from the offering, including the redemption of the Series A Preferred Stock. These statements are based upon the Company’s current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The Company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: July 22, 2021	By:	/s/ James M. Marischen
James M. Marischen
Chief Financial Officer

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